Subsequent Events	3 Months Ended
Jul. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
4.	Subsequent events
The Company has evaluated subsequent events through August 9, 2023, the date these financial statements were
or
i
ginally
available to be issued. The Company concluded that no subsequent events have occurred that required disclosure to August 9, 2023.
Subsequent Events after the Original Issuance Date (Unaudited)
Subsequent to the original issuance date and to the date of re-issuance, the Company determined the following events require disclosure:
On October 31, 2023, the Company, FEAC, and enGene consummated the previously announced business combination (the “Business Combination”) pursuant to the business combination agreement, dated May 16, 2023 (as amended, the “Business Combination Agreement”). As a result of the Business Combination, the Company became a publicly traded company, with enGene, a subsidiary of the Company, continuing the existing business operations. The ordinary shares and warrants of the Company commenced trading on the Nasdaq Global Market under the symbols “ENGN” and “ENGNW,” respectively, on November 1, 2023.
The Business Combination has been accounted for as a reverse recapitalization whereby the Company became the successor to enGene.
On October 31, 2023, the PIPE Financing was completed in which the Company received approximately $56.9 million in gross proceeds and issued 6,435,441 common shares and 2,702,791 warrants.
Upon the consummation of the Business Combination, all of enGene’s redeemable convertible preferred shares outstanding immediately prior to the close were exchanged for enGene’s Common Shares, with no dividends or distributions being declared or paid on enGene’s redeemable convertible preferred shares. Further, certain of enGene’s existing convertible notes were converted into enGene Common Shares at the conversion ratio in place at the time of conversion, and all of enGene’s common shares were exchanged for enGene Common Shares at the Exchange Ratio.

A total of
13,091,608
enGene Common Shares
were issued to enGene’s equity and convertible note holders upon the close of the Business Combination. Each of enGene’s outstanding warrants to purchase common shares were exchanged for
2,679,432
enGene
Warrants
based on the Exchange Ratio. Additionally, there were
3,670,927
enGene Common Shares

issued to FEAC and its shareholders as part of the Business Combination, along with
5,029,444
enGene Warrants
to purchase
enGene Common Shares
.
As part of the Business Combination, the Company received gross proceeds of $81.6 million, consisting of cash received from the FEAC trust, net of redemptions of $24.7 million, and $56.9 million, through the PIPE

Financing. On October 31, 2023, Newco received net proceeds of approximately $57.4 million after payment in cash of transaction costs from the gross proceeds on closing.
On October 31, 2023, upon completion of the Business Combination, the enGene Holdings Inc. 2023 Incentive
E
q
u
i
t
y

Plan (the “2023 Plan”) became effective, which authorizes the Company to issue 2,607,943 common shares under the plan, plus 2,706,941 common shares that are subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans. Additionally, as part of the Business Combination, the 2,706,941 common shares subject to outstanding grants under the enGene, Inc employee share option and equity incentive plans were modified to have the exercises price converted from the Canadian Dollar to the United States Dollar, at the exchange rate in effect on the date immediately prior to the close of the Business Combination.